UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): August 4, 2026
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GRANITE RIDGE RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Texas	001-41537	88-2227812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5217 McKinney Avenue, Suite 400 Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)
(214) 396-2850
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRNT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE
On August 5, 2026, Granite Ridge Resources, Inc., completed its previously announced reincorporation (the “Texas Reincorporation”) from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Company”) pursuant to a plan of conversion (the “Plan of Conversion”). This Current Report on Form 8-K is being filed for the purpose of establishing the Company as successor issuer of the Delaware Corporation’s common stock pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of the Company’s common stock, par value $0.0001 per share, are deemed registered under Section 12(b) of the Exchange Act.
Item 1.01    Entry into a Material Definitive Agreement.
The Company entered into indemnification agreements (the “Indemnification Agreements”) with each of its directors and executive officers (collectively, the “Indemnitees”), effective as of August 5, 2026, which replaced and superseded any previous indemnification agreements between the Company and each such individual. The Indemnification Agreements provide for certain indemnification and advancement of expenses by the Company in connection with actions or proceedings arising out of the Indemnitees’ service as directors or officers of the Company or service to other entities at the Company’s request, on the terms and subject to the conditions set forth therein.
The foregoing description of the Indemnification Agreements is not complete and is subject to and qualified in its entirety by reference to the complete text of the Indemnification Agreements, the forms of which are attached hereto as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 3.03     Material Modification to Rights of Security Holders.
On August 4, 2026, the Company held a Special Meeting of Stockholders (the “Special Meeting”) at which the stockholders of the Company approved the Texas Reincorporation pursuant to the Plan of Conversion, as described in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting filed with the Securities and Exchange Commission on June 25, 2026 (the “Proxy Statement”).
On August 4, 2026, the Company filed (i) a certificate of conversion with the Secretary of State of the State of Delaware, (ii) a certificate of conversion with the Secretary of State of the State of Texas with the Plan of Conversion, and (iii) a certificate of formation with the Secretary of State of the State of Texas (the “Texas Charter” and, collectively with the certificates of conversion described in the preceding clauses (i) and (ii), the “Conversion Documents”). Pursuant to the Conversion Documents, the Texas Reincorporation became effective at 10:59 p.m. Central Time on August 5, 2026 (the “Effective Time”).
The following occurred at the Effective Time:
•The Company’s domicile changed from the State of Delaware to the State of Texas.
•The Company continues in existence as a Texas corporation and continues to operate its business under the current name, “Granite Ridge Resources, Inc.” The Texas Reincorporation did not result in any change in headquarters, business, jobs, management, properties, location of any of its offices, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Texas Reincorporation and the cost of corporate franchise taxes).
•The affairs of the Company ceased to be governed by Delaware law and the Company’s existing amended and restated certificate of incorporation and existing by-laws and are now instead governed by Texas law, the Texas Charter and the bylaws approved by the Company’s Board of Directors (the “Texas Bylaws”).
•Each outstanding share of common stock, par value $0.0001 per share, of the Delaware Corporation (the “Delaware Corporation Common Stock”) automatically converted into one outstanding share of common stock, par value $0.0001 per share, of the Company (the “Texas Corporation Common Stock”). Stockholders do not need to exchange their existing stock certificates for new stock certificates.
•The Delaware Corporation Common Stock continues to be traded on the New York Stock Exchange as the Texas Corporation Common Stock under the symbol “GRNT.”

Certain rights of the Company’s stockholders were changed as a result of the Texas Reincorporation. A more detailed description of the Plan of Conversion, the Texas Charter, the Texas Bylaws and the effects of the Texas Reincorporation is set forth in the Proxy Statement under “PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY TO THE STATE OF TEXAS BY CONVERSION,” which description is incorporated herein by reference. Copies of the Plan of Conversion, the Texas Charter and the Texas Bylaws are filed as Exhibits 2.1, 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth under Item 3.03 is incorporated into this Item 5.03 by reference.
Item 5.07     Submission of Matters to a Vote of Security Holders.
The description of the Special Meeting set forth under Item 3.03 is incorporated by reference into this Item 5.07. On the June 15, 2026 record date for the Special Meeting, there were 131,895,990 shares of Delaware Corporation Common Stock outstanding and entitled to vote at the Special Meeting. A total of 109,716,289 shares of Delaware Corporation Common Stock were represented virtually or by proxy at the Special Meeting. At the Special Meeting, the Company’s stockholders approved the Texas Reincorporation by the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
77,600,932	32,097,540	17,817	—
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
2.1*	Plan of Conversion
3.1*	Certificate of Formation of Granite Ridge Resources, Inc.
3.2*	Amended and Restated By Laws of Granite Ridge Resources, Inc.
10.1*	Form of Indemnity Agreement for Directors Affiliated with the Grey Rock funds
10.2*	Form of Indemnity Agreement for Officers and Outside Directors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE RIDGE RESOURCES, INC.

Date: August 6, 2026	By:	/s/ Tyler S. Farquharson
		Name:	Tyler S. Farquharson
		Title:	President and Chief Executive Officer